                                POWER OF ATTORNEY

        KNOW BY ALL PERSONS BY THESE PRESENT: That the undersigned hereby constitutes and appoints each of Laura Dalupan, Karen Garsson, Douglas
        Scott and Nancy Walker, signing singly, as his or her true and lawful attorney-in-fact to:

        (1) execute for and on behalf of the undersigned, in the undersigned's capacity as an executive officer and/or director of SAIC, Inc., Forms 3,
        4 and 5 in accordance with Section 16(a) of the Securities and Exchange
        Act of 1934 and the rules thereunder, as the same may be amended from time to time;

        (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such Form 3, 4 or 5 and the timely filing of such Form with the United
        States Securities and Exchange Commission and any other authority; and

        (3) take any other action of any type whatsoever with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his or her discretion.

        The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform each and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of
        Attorney and the rights and powers herein granted.

        The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with
        Section 16 of the Securities and Exchange Act of 1934 and the rules thereunder, as the same may be amended from time to time.

        This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by SAIC, Inc., unless earlier revoked by the undersigned in a signed writing to the foregoing attorneys-in-fact.

        The undersigned hereby revokes each and every power of attorney relating to the powers and rights granted herein that the undersigned has signed prior to the date hereof.

        IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 1st day of October, 2007.

                                        /s/ K. Stuart Shea
                                        --------------------
                                        Signature:  K. Stuart Shea